UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2010

General Steel Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 2315, Kun Tai International Mansion Building, Yi No 12, Chaoyangmenwai Ave.,
Chaoyang District, Beijing 100020
 (Address of principal executive offices)

Registrant’s telephone number, including area code:
+ 86 (10) 58797346

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On August 6, 2010, General Steel Holdings, Inc. (the “Company”) issued a press release relating to its financial results for the second quarter ended June 30, 2010. The press release contains statements intended as “forward-looking statements,” all of which are subject to the cautionary statement about forward-looking statements set forth therein.  A copy of the press release is attached as Exhibit 99.1 hereto and incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on August 6, 2010

Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: August 6, 2010